                                                                    Exhibit 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 9th day of March, 1999.

                                                  /s/ Samuel B. Davis
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 17th day of March, 1999.

                                                 /s/ Samuel N. Davis
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 16th day of March, 1999.

                                                /s/ Robert S. Hamilton
                                          -------------------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 18th day of March, 1999.

                                                 /s/ Charles R. Coate
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 29th day of March, 1999.

                                                  /s/ C. William McBee
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 25th day of March, 1999.

                                               /s/ Carl J. Aschinger Jr.
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 17th day of March, 1999.

                                                /s/ Russell M. Gertmenian
                                          -------------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 22nd day of March, 1999.

                                                /s/ Barry L. Pritchard
                                          -------------------------------------

                                 POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE, and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 16th day of March, 1999.

                                        /s/ Robert D. Beck Jr.
                                     ---------------------------------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an ANNUAL REPORT ON FORM 10-K, hereby constitutes and appoints SAMUEL B. DAVIS, C. WILLIAM MCBEE and PAUL J. MAYNARD his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 16th day of March, 1999.


                                                  /s/ Paul J. Maynard
                                          -------------------------------------